UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 13, 2006 (November 7, 2006)

Anthracite Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-13937	13-397-8906

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 810-3333

N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 7, 2006, Anthracite Capital, Inc. issued a press release announcing its earnings for the fiscal quarter ended September 30, 2006, which has been previously furnished as an Exhibit to a Form 8-K dated November 7, 2006. We are furnishing a transcript of the November 7, 2006 Anthracite Capital, Inc. Third Quarter 2006 Earnings Conference Call under this Item 2.02 as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(c)   Exhibits.
99.1	Transcript of the November 7, 2006 Anthracite Capital, Inc. Third Quarter 2006 Earnings Conference Call.

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTHRACITE CAPITAL, INC.

By:	/s/ James J. Lillis

Name:	James J. Lillis
Title:	Chief Financial Officer

Dated:	November 13, 2006

ANTHRACITE CAPITAL, INC.
CURRENT REPORT ON FORM 8-K
Report dated November 13, 2006 (November 7, 2006)
EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of November 7, 2006 Anthracite Capital, Inc. Third Quarter 2006 Earnings Conference Call.

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